Exhibit 99.2
Earnings PresentationQuarter Ended March 31, 2022WhiteHorse Finance, Inc. NASDAQ: WHF (Common Stock)

1References in this presentation to “WHF”, “we”, “us”, “our” and “the Company” refer to WhiteHorse Finance, Inc.This presentation and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. Investors are advised to consider carefully the Company’s investment objectives, risks, charges and expenses before investing in the Company’s securities. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing in the Company’s securities. The information in this presentation is not complete and may be changed. This presentation is not an offerto sell the Company’s securities and is not soliciting an offer to buy the Company’s securities in any jurisdiction where such offer or sale is not permitted.A shelf registration statement relating to the Company’s securities is on file with the SEC. A public offering of the Company’s securities may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing the Company at 1450 Brickell Avenue, 31st Floor, Miami, FL 33131, Attention: Investor Relations, or by calling (305) 381-6999; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov. Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements, which relate to future events or the Company’s future performance or financial condition.The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: the Company’s future operating results; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of the Company’s assets; the impact of the COVID-19 pandemic and its effects on the Company’s and its portfolio companies’ results of operations and financial condition; the Company’s business prospects and the prospects of its prospective portfolio companies; the impact of investments that the Company expects to make; the impact of increased competition; the Company’s contractual arrangements andrelationships with third parties; the dependence of the Company’s future success on the general economy and its impact on the industries in which the Company invests; the ability of the Company’s prospective portfolio companies to achieve their objectives; the relative and absolute performance of the Company’sinvestment adviser; the Company’s expected financings and investments; the adequacy of the Company’s cash resources and working capital; the timing of cash flows, if any, from the operations of the Company’s prospective portfolio companies; and the impact of future acquisitions and divestitures. Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.The Company has based the forward-looking statements included in this presentation on information available to us on the date ofthis presentation, and the Company assumes no obligation to update any such forward-looking statements.Actual results could differ materially from those implied or expressed in the Company’s forward-looking statements for any reason, and future results could differ materially from historical performance.Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that are made directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. For a further discussion of factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the annual reports on Form 10-K and quarterly reports on Form 10-Q we file with the SEC.Important Information and Forward Looking Statements

WhiteHorse Finance Snapshot

Company:	WhiteHorse Finance, Inc. ("WhiteHorse Finance" or the "Company")
Equity Ticker:	NASDAQ: WHF
Market Cap:	$337.3MM[(1)]
NAV / Share:	$14.99
Portfolio Fair Value:	$800.4MM
Current Dividend Yield:	9.8%[(1)(2)]; consistent quarterly dividends of $0.355 per share since 2012 IPO
External Manager:	Affiliate of H.I.G. Capital, LLC ("H.I.G. Capital" or "H.I.G.")

(1) Based on May 9, 2022 share price of $14.51
(2) Based on LTM dividend rate, excluding special dividends, relative to closing share price.

WHITEHORSE FINANCE 2

Overview of WhiteHorse Finance, Inc.3 Portfolio atFair Value ($MM) NAV + Cumulative Dividends per shareNote: As of December 31stof each respective year presented, unless otherwise noted.(1)Based on total capital commitments managed by H.I.G. Capital and affiliates.(2)Based on fair value. Does not include investments in STRS JV. Source: Company filingsWhiteHorse Finance, Inc. is a publicly listed Business Development Company (“BDC”) that completed its IPO in December 2012WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, a leading global alternative asset manager with over $47Bn of capital under management(1)Principally focused on originating senior secured loans to performing lower middle market companies with individual enterprise values generally between $50MM and $350MMDiversified investment portfolio totaling $800.4MM as of March 31, 2022Investments across 111 positions in 68 portfolio companies as of March 31, 2022−Average Investment Size(2): $6.4MM (Average Debt Investment Size(2): $7.7MM)−Largest Portfolio Company Investment(2): $23.8MMInvested $2,371MM in 199 transactions since December 2012 IPOThe Company and State Teachers Retirement System of Ohio (“STRS Ohio”), a public pension fund established under Ohio law, partnered to create WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), a joint venture formed to invest in directly originated, senior secured first andsecond lien term loans. $180.5 $272.4 $403.5 $415.3 $411.7 $440.7 $469.6 $589.7 $690.7 $819.2 $800.4 2012201320142015201620172018201920202021Q1 2022 $15.30 $15.16 $15.04 $13.33 $13.63 $13.98 $15.35 $15.23 $15.23 $15.10 $14.99 $0.11 $1.53 $2.95 $4.37 $5.79 $7.21 $8.63 $10.25 $11.79 $13.35 $13.70 $15.41 $16.69 $17.99 $17.70 $19.42 $21.19 $23.98 $25.48 $27.02 $28.45 $28.69 2012201320142015201620172018201920202021Q1 2022 Net asset value Cumulative dividends paid (including special dividends)

Overview of WhiteHorse Finance, Inc. (continued)

Investment Strategy

- Generate attractive risk-adjusted return in all market conditions by originating and investing in senior secured loans to performing lower middle market companies and leveraging the knowledge of H.I.G. Capital
- Differentiated proprietary deal flow from over 60 dedicated deal professionals sourcing through direct coverage of financial sponsors and intermediaries
- Rigorous credit process focused on fundamental analysis with emphasis on downside protection and cash flow visibility
- 11-person investment committee with more than 250 years of industry experience
- Investment strategy focused on first lien and second lien senior secured investments in lower middle market companies with a target hold size of $5MM to $25MM

Summary Stats:

Invested Capital since IPO:	$2,371MM[(1)]
Number of Investments Made:	~199[(1)]
Average Investment Size:	~$6.4MM[(2)]
All-in Yield:	9.2%[(3)]
Net Debt / EBITDA of Current Portfolio Companies:	~4.0x[(4)]
Secured Debt as a % of Total Debt:	~100%[(5)]

Note: As of March 31, 2022 unless otherwise noted.

(1) Reflects life-to-date since IPO, and may exclude follow-on transactions and investments in STRS JV made via asset transfers in-kind.

(2) Across 109 investments. Does not include investments in STRS JV.

(3) Reflects weighted average effective yield of income-producing debt investments. Weighted average effective yield for entire portfolio, including equities and investments in STRS JV, as of March 31, 2022, is 9.3%. Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.

(4) Measured at origination based on borrower reporting and WHF's target underwriting leverage. Does not include investments in STRS JV.

(5) Based on fair value. Does not include the Company's investments in STRS JV.

WHITEHORSE FINANCE 4

Summary of Quarterly Results

Fiscal Quarter Highlights

- Total investments at fair value decreased to $800.4 million in Q1 2022 as compared to $$819.2 million in Q4 2021.
  - The Company made investments in six new portfolio companies for gross deployments of $69.5 million and made add-on investments totaling $14.1 million.
  - The Company transferred 14 investments to the STRS JV totaling $82.7 million and received additional sales and principal repayments of $45.1 million.
  - The weighted average effective yield on income-producing investments at the end of Q1 2022 was approximately 9.2% as compared with approximately 9.1% at the end of the prior quarter.
- Q1 Net Investment Income ("NII") was $8.5 million, or $0.368 per share, which compares with Q4 NII of $7.5 million, or $0.331 per share.
- Q1 Core NII(1) after adjusting for an approximate $0.6 million capital gains incentive fee reversal, was $7.9 million, or $0.344 per share, compared with the quarterly distribution of $0.355 per share. This compares with Q4 Core NII of $7.3 million, or $0.322 per share.
- Net realized and unrealized losses on investments and foreign currency transactions for Q1 2022 were $2.8 million primarily driven by net losses generated from the Grupo HIMA San Pablo, Inc. realization.
- NAV per share at the end of Q1 2022 was $14.99 per share compared with $15.10 per share from Q4 2021.
- Gross leverage levels decreased during the quarter to 1.36x from 1.38x at the end of Q4 2021. Cash on-hand at the end of Q1 2022 was $21.3 million resulting in net leverage of 1.30x as compared with 1.31x at the end of Q4 2021.
- As of March 31, 2022, STRS JV had total assets of $332.2 million. The Company's return on its investment in STRS JV at the end of Q1 2022 was 12.0%(2).

(1) Core net investment income is a non-GAAP financial measure. Refer to next slide for components and discussion of core net investment income. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can also be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

(2) Computed as the annual stated rate of the subordinated notes, based on the subordinated notes outstanding as of the period, and dividends received over the last twelve-month period, based on average capital invested.

WHITEHORSE FINANCE 5

Quarterly Operating Highlights

Unaudited Quarterly Financials (USD in MM, expect per share data)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Total Investment Income [1]	**$ 16.8**	**$ 18.0**	**$ 17.3**	**$ 18.4**	**$ 18.5**	**$ 20.0**
Expenses						
Interest Expense	3.5	3.8	3.8	3.8	5.1	4.8
Base Management Fees	3.4	3.3	3.4	3.5	3.8	4.0
Performance-based Incentive Fees	2.0	2.0	2.6	2.1	0.8	1.4
Other Expenses	1.1	1.3	1.4	1.3	1.3	1.3
Total Expenses	**10.0**	**10.4**	**11.2**	**$ 10.7**	**11.0**	**11.5**
Net Investment Income	**$ 6.8**	**$ 7.6**	**$ 6.1**	**$ 7.7**	**$ 7.5**	**$ 8.5**
Net Realized and Unrealized Gain / (Loss)	1.3	0.6	4.4	0.6	(4.3)	(2.8)
Net Increase in Net Assets from Operations	**$ 8.1**	**$ 8.2**	**$ 10.5**	**$ 8.3**	**$ 3.1**	**$ 5.7**
Per Share						
Net Investment Income (NII)	*$ 0.34*	*$ 0.37*	*$ 0.30*	*$ 0.37*	*$ 0.33*	*$ 0.37*
Core NII [2]	*$ 0.35*	*$ 0.38*	*$ 0.34*	*$ 0.37*	*$ 0.32*	*$ 0.34*
Net Realized and Unrealized Gain / (Loss)	*$ 0.06*	*$ 0.03*	*$ 0.21*	*$ 0.03*	*$ (0.19)*	*$ (0.12)*
Earnings	*$ 0.40*	*$ 0.40*	*$ 0.51*	*$ 0.40*	*$ 0.14*	*$ 0.25*
Dividends Declared	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*	*$ 0.355*
Special Dividends Declared	*$ 0.125*	*$ -*	*$ -*	*$ -*	*$ 0.135*	*$ -*
Core NII Dividend Coverage	*98%*	*106%*	*95%*	*105%*	*91%*	*97%*

Note: Numbers may not foot due to rounding.

(1) Total investment income includes investment income (e.g., interest and dividends) from investments in STRS JV.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com.

Source: Company filings

WHITEHORSE FINANCE 6

Quarterly Balance Sheet Highlights

Unaudited Quarterly Financials (USD in MM, expect per share data)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Assets						
Investments at Fair Value	$ 690.7	$ 617.0	$ 670.5	$ 687.1	$ 819.2	$ 800.4
Cash and Equivalents[1]	15.9	24.5	17.8	16.6	22.5	21.3
Other Assets	12.3	29.0	11.4	25.9	9.3	17.1
Total Assets	**$ 719.0**	**$ 670.5**	**$ 699.7**	**$ 729.6**	**$ 851.0**	**$ 838.8**
Liabilities						
Debt (net of issuance costs)	384.9	334.5	358.7	379.8	476.0	467.9
Other Liabilities	21.2	21.7	21.4	26.1	25.2	23.0
Total Liabilities	**$ 406.1**	**$ 356.2**	**$ 380.1**	**$ 405.9**	**$ 501.2**	**$ 490.9**
Total Net Assets	**$ 312.9**	**$ 314.3**	**$ 319.6**	**$ 323.7**	**$ 349.8**	**$ 347.9**
Total Liabilities and Net Assets	**$ 719.0**	**$ 670.5**	**$ 699.7**	**$ 729.6**	**$ 851.0**	**$ 838.8**
Net Asset Value per Share	***$ 15.23***	***$ 15.27***	***$ 15.42***	***$ 15.46***	***$ 15.10***	***$ 14.99***
Leverage Ratio[2]	***1.25x***	***1.08x***	***1.14x***	***1.19x***	***1.38x***	***1.36x***
Net Leverage Ratio[3]	***1.20x***	***1.00x***	***1.08x***	***1.14x***	***1.31x***	***1.30x***
Gross Fundings [4]	*176.5*	*72.4*	*118.4*	*137.9*	*215.4*	*103.6*
Exits and Repayments [4]	*(84.4)*	*(149.8)*	*(69.5)*	*(124.0)*	*(80.3)*	*(121.0)*
Net Fundings/(Repayments)	***$ 92.1***	***$ (77.4)***	***$ 48.9***	***$ 13.9***	***$ 135.1***	***$ (17.4)***

Note: Numbers may not foot due to rounding

(1) *Includes Restricted Cash.*
(2) *Calculated as Total Gross Debt Outstanding divided by Total Net Assets.*
(3) *Net Leverage Ratio is defined as debt outstanding less cash, divided by total net assets.*
(4) *Fundings, exits and repayments may include cash flows on revolver investments as well as non-cash transactions (e.g., PIK, equity issuances).*

WHITEHORSE FINANCE 7

Portfolio Highlights

($ in MM, except per share data)

Portfolio Investment	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Total Fair Value of Investments	$ 690.7	$ 617.0	$ 670.5	$ 687.1	$ 819.2	$ 800.4
Number of Portfolio Investments	99	90	97	99	127	111
Number of Portfolio Companies	67	62	67	65	76	68
Average Investment Size[1]	$ 6.6	$ 6.4	$ 6.4	$ 6.3	$ 5.9	$ 6.4
Average Borrower Size[1]	$ 9.7	$ 9.2	$ 9.2	$ 9.6	$ 9.9	$ 10.4
Average Debt Investment Size[1]	$ 7.3	$ 7.1	$ 7.1	$ 7.3	$ 6.8	$ 7.7
Fair Value as a Percentage of Principal[1][2]	94.4%	96.3%	97.2%	96.1%	96.5%	98.5%

Total Portfolio Effective Yield [3]	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Weighted average effective yield on income-producing debt investments[1]	9.9%	9.6%	9.5%	9.3%	9.1%	9.2%
Weighted average effective yield on total portfolio	9.4%	9.7%	9.7%	9.1%	9.0%	9.3%

Portfolio Composition - Floating vs. Fixed Investments (Debt Investments at Fair Value)[1]	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Percentage of fixed rate investments	0.2%	0.4%	0.4%	0.4%	0.4%	0.4%
Percentage of floating rate investments	99.8%	99.6%	99.6%	99.6%	99.6%	99.6%

Portfolio Composition - Sponsor vs. Non-Sponsor (Fair Value)[1]	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Sponsor	58.1%	64.5%	67.6%	66.8%	66.9%	60.5%
Non-Sponsor	41.9%	35.5%	32.4%	33.2%	33.1%	39.5%

Total Portfolio Composition by Instrument Type (Fair Value)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
First lien secured loans	85.2%	84.7%	84.0%	82.3%	85.1%	81.0%
Second lien secured loans	4.0%	2.4%	4.4%	4.3%	2.9%	3.0%
Subordinated debt	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
STRS JV	7.4%	9.0%	9.2%	10.5%	9.2%	12.6%
Equity	3.4%	3.9%	2.4%	2.9%	2.8%	3.4%

Investments on Non-Accrual Status (Debt Investments)	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Fair Value of Investments on Non-accrual Status	$ 11.6	$ 14.3	$ 9.7	$ 8.7	$ 10.0	$ -
Cost of Investments on Non-accrual Status	$ 14.7	$ 23.5	$ 18.4	$ 18.4	$ 24.5	$ -
% of Investments on Non-accrual Status (Based on Fair Value of Debt Investments)[4]	1.8%	2.5%	1.5%	1.3%	1.3%	0.00%
% of Investments on Non-accrual Status (Based on Cost of Debt Investments)[4]	2.2%	4.0%	2.8%	2.8%	3.1%	0.00%

Note: Not a guarantee of future performance or investment pace.
(1) Does not include investments in STRS JV.
(2) Calculated based on funded principal amounts of debt investments.
(3) Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.
(4) Includes STRS JV Subordinated Note.
Source: Company filings

WHITEHORSE FINANCE 8

Portfolio Trends

Historical Portfolio Trends

% Floating and % Fixed *(Based on Fair Value)*



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
2.9%
0.2%
0.1%
0.2%
0.4%
0.4%
97.1%
99.8%
99.9%
100.0%
100.0%
99.8%
99.6%
99.6%
2015
2016
2017
2018
2019
2020
2021
Q1 2022
Floating
Fixed

% Instrument Type *(Based on Fair Value)*



5%
7%
9%
43%
33%
39%
21%
11%
52%
60%
52%
77%
81%
85%
85%
81%
6%
7%
9%
13%
3%
2015
2016
2017
2018
2019
2020
2021
Q1 2022
% First Lien Loans
% Second Lien Loans
% Equity
STRS JV
% Subordinated

% Sponsored / Non-Sponsored *(Based on Fair Value)*



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
72%
68%
68%
56%
47%
42%
33%
40%
28%
32%
32%
44%
53%
58%
67%
60%
2015
2016
2017
2018
2019
2020
2021
Q1 2022
Sponsor
Non-Sponsor

% Non Accruals *(Based on Fair Value of Debt Investments)*(1)



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.4%
4.1%
3.9%
3.3%
1.7%
1.4%
1.8%
2.5%
1.5%
1.3%
1.3%
0.0%
Q1'19
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
% of Investments on Non-accrual

Note: As of end of each year/quarter presented, unless otherwise noted; percentages may not add up to 100% due to rounding.
Not a guarantee of future performance or investment pace.

(1) *Except as otherwise indicated, non-zero values <0.05%. Based on fair value of debt investments, including STRS JV Subordinated Note.*

WHITEHORSE FINANCE 9

Borrower and Industry Diversity

Composition by Borrower *(Based on Fair Value)*



STRS JV
ABB Optical Group, LLC
What if Holdings, LLC
Arcstor Midco, LLC
Escalon Services Inc.
Other
Future Payment Technologies, L.P.
IvyRehab Intermediate II, LLC
Sleep OpCo LLC
Trimlite Buyer LLC
BBQ Buyer, LLC
STRS JV
12.6%
3.0%
2.8%
2.5%
2.5%
2.5%
2.4%
2.3%
2.3%
2.2%
64.9%

~100% of WHF loans are senior secured

Composition by Industry[1] *(Based on Fair Value)*



Health Care Services
Internet & Direct Marketing Retail
Research & Consulting Services
Home Furnishings
Leisure Facilities
Office Services & Supplies
Other
Data Processing & Outsourced Services
Specialized Consumer Services
Building Products
Application Software
Health Care Supplies
Environmental & Facilities Services
7.2%
6.1%
5.9%
5.3%
4.6%
4.1%
3.4%
3.3%
3.2%
3.1%
3.1%
3.1%
47.6%

Note: As of March 31, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding.
(1) Does not include investments in STRS JV. Industry classifications based on GICS.

WHITEHORSE FINANCE 10

Effective Yield & Dividend Coverage

Debt Portfolio Effective Yield and Borrower Leverage[1] From IPO to March 31, 2022


15.5%
14.9%
13.1%
11.8% 11.7%
11.1% 10.7%
11.3% 11.4% 11.7% 11.6% 11.8% 11.9% 11.9% 12.1% 11.8% 11.8% 11.9% 11.9% 11.9% 12.0% 12.0% 11.9% 11.9% 11.7%
11.3% 11.1%
10.4%
9.9% 9.6% 9.9% 9.9% 9.6% 9.5% 9.3% 9.1% 9.2%
2.8x 2.4x 4.1x 3.4x 3.4x 2.1x 4.5x 3.0x 3.8x 2.3x 3.1x 2.7x 3.0x 3.6x 2.9x 3.4x 3.2x 3.5x 3.4x 3.4x 3.2x 3.3x 3.3x 3.5x 3.6x 3.6x 3.6x 3.6x 3.7x 3.8x 3.7x 3.8x 4.0x 4.1x 4.1x 4.1x 4.0x
Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22
Borrower Leverage through WHF Security
Effective Yield

Core NII[2] to Dividend Coverage[3]


Missed by $0.03
Missed by $0.01
Covered by $0.04
Covered by $0.01
Covered by $0.01
Covered by $0.05
Covered by $0.03
Missed by $0.09
Missed by $0.10
Covered by $0.03
Missed by $0.01
Covered by $0.02
Missed by $0.02
Covered by $0.01
Missed by $0.04
Missed by $0.01
$0.33 $0.36
$0.35 $0.36
$0.40 $0.36
$0.37 $0.36
$0.36 $0.36
$0.40 $0.36
$0.39 $0.36
$0.27 $0.36
$0.26 $0.36
$0.38 $0.36
$0.35 $0.36
$0.38 $0.36
$0.34 $0.36
$0.37 $0.36
$0.32 $0.36
$0.34 $0.36
Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22
Core NII per share
Dividends per share

Note: Amounts may not foot due to rounding.

(1) Portfolio leverage is based on investment leverage at inception.

(2) Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company's website at http://www.whitehorsefinance.com

(3) Does not include special dividends.

Source: Company filings

WHITEHORSE FINANCE

11

Yield & Interest Rate Economic Analysis12(1)Weighted average effective yield is computed by dividing (a) annualized interest income (including interest income resulting from the amortization of fees and discounts) by (b) the weighted average cost of investments.(2)Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts.(3)Calculated as (a) effective yield less (b) weighted average cost of debt.(4)The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b)the daily average of total debt obligations. 12.0%11.9%11.9%11.7%11.3%11.1%10.4%9.9%9.6%9.9%9.9%9.6%9.5%9.3%9.1%9.2%11.5%11.4%11.5%11.4%11.0%10.7%10.0%9.5%9.1%9.4%9.4%9.1%9.0%8.8%8.6%8.8%6.8%7.1%6.7%6.0%5.7%5.7%5.5%5.2%5.4%6.2%6.1%5.7%5.7%5.7%5.7%5.7%5.1%4.7%5.2%5.7%5.6%5.4%4.9%4.7%4.2%3.7%3.8%3.8%3.8%3.6%3.4%3.5%2.1%2.3%2.5%2.7%2.6%2.3%2.3%1.7%1.0%0.3%0.2%0.2%0.2%0.1%0.2%0.3%0.0%2.0%4.0%6.0% 8.0%10.0%12.0%Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19Q4'19Q1'20Q2'20Q3'20Q4'20Q1'21Q2'21Q3'21Q4'21Q1'22 Effective Yield(1) Income Yield(2) Net Investment Spread(3) Weighted Average Cost of Debt(4) 3-Month London Interbank Offered Rate ("LIBOR")

Investment Performance Ratings13 Investment Performance Ratings(% of Portfolio at Fair Value)Rating2012201320142015201620172018201920202021Q1 202216.3%2.3%22.2%15.4%11.6%2100.0%92.4%100.0%90.3%87.0%83.9%80.1%83.3%61.1%74.7%78.5%37.6%7.9%13.0%16.1%13.6%13.1%15.0%8.9%9.1% 40.0%0.0%0.0%0.6%1.0%0.8%51.8%0.0%1.3%1.1%- - 100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%100.0%Investment Perfomance Rating DefinitionsRatingDefinition1The portfolio company's risk of loss has been reduced relative to initial expectations.2The portfolio company is meeting initial expectations with regard to performance and outlook.3The investment's risk of loss has increased relative to initial expectation.4Investment principal is at a material risk of not being fully repaid.5Investment is in payment default and has significant risk of not receiving full repayment.

Net Asset Value Trends14*As a supplement to GAAP financial measures, the Company has provided this non-GAAP measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per share of common stock for each quarter excluding the impact of special dividends that were paid and showsthe pro forma to the Company’s NAV per share after payment of regular distributions.Net Asset Value Per Share 15.4315.5515.5615.4515.0015.3015.1615.0413.3313.6313.9815.3515.2315.2315.1014.99 $13.00$13.50 $14.00$14.50$15.00$15.50$16.00 Net Asset Value if No Special Dividends Were Paid* Net Asset Value

NAV Per Share Bridge15Note: Numbers may not foot due to rounding.Core net investment income is a non-GAAP financial measure. The Company believes that core net investment income provides usefulinformation to investors and management because it reflects the Company's financial performance excluding (i) the net impact of costs associated with the refinancing of the Company's indebtedness, (ii) the accrual of the capital gains incentive fee attributable to realized and unrealized gains and losses, and (iii) certain excise or other income taxes (net of incentive fees). The presentation of this additional information is not meant tobeconsidered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, can be found by accessing the earnings releases posted to the Company’s website at http://www.whitehorsefinance.com. Source: Company filings Net Realized and Unrealized losses: ($0.12) Dividend Coverage: ($0.02)

Leverage Migration16 12/31/2021Quarterly Change3/31/2022Outstanding Debt:Outstanding Debt:$481.6($7.8) $473.8Driven by paydowns and sales of portfolio investmentsNAV:NAV:$349.8 ($1.9)$347.9 Driven by net realized and unrealized lossesLeverage Ratio:Leverage Ratio:1.38x1.36xNote: Numbers may not foot due to rounding.($ in MM)Sales & Principal Payments121.0$ Acquisition of Investments$103.6Borrowings49.4 Debt Paydown58.2 Net Investment Income8.5 Dividend Payment, net of distributions reinvested7.7 Balance Sheet Cash1.2 Other Balance Sheet Changes10.6 Total$180.1Total$180.1SourcesUses

Funding Profile

Current Debt Outstanding (as of March 31, 2022)

($ in MM)	Commitment	Outstanding[1]	Weighted Average Interest Rate	Maturity
Revolving Credit Facility[3]	$335.0 (Accordion Feature up to $375)	$283.8	L+2.350% payable quarterly	2025
6.000% 2023 Notes	$30.0	$30.0	6.00% payable semi-annually; unsecured	2023
5.375% 2025 Notes	$40.0	$40.0	5.375% payable semi-annually; unsecured	2025
5.375% 2026 Notes	$10.0	$10.0	5.375% payable semi-annually; unsecured	2026
4.000% 2026 Notes	$75.0	$75.0	4.000% payable semi-annually; unsecured	2026
5.625% 2027 Notes	$10.0	$10.0	5.625% payable semi-annually; unsecured	2027
4.250% 2028 Notes	$25.0	$25.0	4.25% payable semi-annually; unsecured	2028
Total Debt	$525.0	$473.8	3.7% weighted average cost of debt	
Total Shareholders' Equity/Net Assets	$347.9		NA	

Gross Debt to Equity[2]



1.0x-1.35x Target Leverage
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x
Q2'18 0.71x
Q3'18 0.62x
Q4'18 0.57x
Q1'19 0.57x
Q2'19 0.79x
Q3'19 0.75x
Q4'19 0.97x
Q1'20 1.04x
Q2'20 0.86x
Q3'20 0.94x
Q4'20 1.25x
Q1'21 1.08x
Q2'21 1.14x
Q3'21 1.19x
Q4'21 1.38x
Q1'22 1.36x
Debt/ Equity

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace.

(1) As of March 31, 2022 WHF had $5.9MM of deferred debt issuance costs.

(2) Gross leverage excluding cash.

(3) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $285.0 and SOFR plus 2.50% on borrowings above $285.0.

WHITEHORSE FINANCE 17

18 Appendix

COVID-19 Portfolio Exposure as of March 31, 2022

($ in MM)

WhiteHorse Finance, Inc.	STRS JV



Post-Covid Origination 36.1%
STRS JV 12.6%
Low 31.8%
High 2.1%
Moderate 14.0%
Low/Moderate 3.4%
Post-Covid Origination 5.3%
Low 5.9%
High 0.4%
Moderate 0.6%
Low/Moderate 0.4%

WHF		Fair Value	% of FV
High		16.6	2.1%
Moderate		112.2	14.0%
Low/Moderate		27.3	3.4%
Low		254.5	31.8%
Post-Covid Origination		289.0	36.1%
STRS JV		100.8	12.6%
Total	$	800.4	100.0%

STRS JV		Fair Value	% of FV
High		10.6	3.4%
Moderate		15.6	5.0%
Low/Moderate		10.5	3.4%
Low		145.3	46.4%
Post-Covid Origination		130.8	41.8%
Total	$	312.8	100.0%

Note: Fair values are as of March 31, 2022 and may not foot due to rounding; percentages may not add up to 100% due to rounding.

(1) Categories of High, Moderate, Low/Moderate and Low can and will change over time as more data becomes available. These categorizations are based on estimates and current information available as of February 10, 2022 and are subject to change without notice.

(2) Within Low through High categories, there is variation in the amount of exposure. For example, not all Lows or Moderates are the same.

(3) Low/Moderate category is used for portfolio companies where impact so far has been low, but it is believed that this might rise to moderate over time.

(4) Post-COVID Originations category represents all new portfolio company investments originated on or after April 1, 2021.

WHITEHORSE FINANCE 19

Origination Footprint (as of March 31, 2022)Regional Direct Origination FootprintScope of H.I.G. WhiteHorse market coverage results in consistent investment activity levels regardless of market conditionsDedicated direct lending team of over 60 investment and origination professionalsRegional footprint with 23dedicated direct lending originators in 12 North American officesGlobal platform of approximately 500investment professionals across 18 offices in 9 countries and 3 continents Additional 24 generalist business development professionals dedicated to sourcing proprietary opportunities in the lower to middle market20

STRS JV Key Terms and Funding Profile

($ in MM)

Key Terms

- WHF and STRS Ohio have committed to provide up to $150 million in subordinated notes and equity to STRS JV, with STRS Ohio providing $50 million and WHF providing $100 million.
- WHF and STRS Ohio share voting control 50%/50%.
- Equity ownership of 66.67% WHF and 33.33% STRS
- An affiliate of H.I.G. provides day-to-day administrative oversight

Current Debt Outstanding (as of March 31, 2022)

($ in MM)	Commitment	Outstanding[1]	Weighted Average Interest Rate	Maturity
Revolving Credit Facility[1]	$225.0 ($25 Accordion Feature)	$180.1	L+2.35% payable quarterly	2025
Subordinated Note	$120.0	$120.0	L+6.50% payable quarterly	N/A
Total Debt	$345.0	$300.1	4.4% weighted average cost of debt	
Equity	$30.0	$30.0	N/A	N/A

Note: As of end of each quarter presented, unless otherwise noted. Not a guarantee of future performance or investment pace.
As of March 31, 2022 STRS JV had $2.1 of deferred debt issuance costs.
(1) Credit Facility bears interest at LIBOR plus 2.35% on outstanding USD denominated borrowings up to $175.0 and SOFR plus 2.50% on borrowings above $175.0.

WHITEHORSE FINANCE 21

STRS JV Borrower and Industry Diversity

Composition by Borrower *(Based on Fair Value)*


Marlin DTC-LS Midco 2, LLC
Geo Logic Systems Ltd.
Source Code Holdings, LLC
Meta Buyer LLC
Drew Foam Companies Inc
MEP-TS Midco, LLC
LMG Holdings, Inc.
RCKC Acquisitions LLC
Juniper Landscaping Holdings LLC
Quest Events, LLC
Other
6.1%
5.2%
4.8%
4.8%
4.6%
4.3%
4.3%
3.9%
3.6%
3.4%
55.0%

100% of STRS JV loans are senior secured

Composition by Industry[(1)] *(Based on Fair Value)*


Packaged Foods & Meats
IT Consulting & Other Services
Technology Hardware, Storage & Peripherals
Industrial Machinery
Internet & Direct Marketing Retail
Environmental & Facilities Services
Data Processing & Outsourced Services
Construction & Engineering
Pharmaceuticals
Building Products
Application Software
Electronic Equipment & Instruments
Other
8.1%
7.4%
7.1%
7.0%
6.1%
6.0%
5.2%
5.0%
4.8%
4.6%
4.3%
4.3%
30.1%

Note: As of March 31, 2022, unless otherwise noted; percentages may not add up to 100% due to rounding.
(1) Industry classifications based on GICS.

WHITEHORSE FINANCE 22

Origination Pipeline Funnel[1]

Three tier sourcing platform, generating meaningful investable opportunities for WhiteHorse Finance

Over 60 WhiteHorse deal professionals dedicated to sourcing and underwriting for WHF

\+

20+ person business development team seeks opportunities from H.I.G.'s proprietary database of over 21,000 contacts (telephonic salesforce)

\+

Deals being sourced by approximately 500 Investment Professionals across H.I.G.'s platform

Typical Underwriting Process: 3-6 months	**Total**	**% of Sourced**
Opportunities Reviewed	**7,992**	*100.0%*
Initial Due Diligence	**1,966**	*24.6%*
Term Sheets Delivered	**524**	*6.6%*
Closed Transactions	**198**	*2.5%*

- With access to H.I.G. Capital's extensive sourcing network, the Company is able to capitalize on attractive self-originated lower middle market transactions as compared to the broadly syndicated market
- Directly originated loans to lower middle market companies typically generate more attractive risk-adjusted returns relative to larger, broadly syndicated credits

(1) Origination Pipeline figures reflect 2014 through March 31, 2022.

WHITEHORSE FINANCE 23

Corporate Data

Board of Directors
John Bolduc
Chairman of the Board

Stuart Aronson
Director

Jay Carvell
Director

Kevin F. Burke
Independent Director

Rick P. Frier
Independent Director

Rick D. Puckett
Independent Director

G. Stacy Smith
Independent Director

Investment Committee
Sami Mnaymneh
Founder and Co-CEO of H.I.G. Capital

Anthony Tamer
Founder and Co-CEO of H.I.G. Capital

Stuart Aronson
Chief Executive Officer and Director

Mark Bernier
Managing Director of WhiteHorse Capital

John Bolduc
Chairman of the Board, Executive Managing Director of H.I.G. Capital

Jay Carvell
Managing Director of WhiteHorse Capital

Javier Casillas
Managing Director of WhiteHorse Capital

Pankaj Gupta
Global Head of Originations and Managing Director of WhiteHorse Capital

David Indelicato
Managing Director of WhiteHorse Capital

Brian Schwartz
Co-President of H.I.G. Capital

John Yeager
Managing Director of WhiteHorse Capital

Corporate Officers
Stuart Aronson
Chief Executive Officer

Marco Collazos
Chief Compliance Officer

Joyson Thomas
Chief Financial Officer

Research Coverage
Bryce Rowe
Hovde Group

Melissa Wedel
J.P. Morgan

Mickey Schleien
Ladenburg Thalmann & Co. Inc.

Mitchel Penn
Oppenheimer & Co.

Robert Dodd
Raymond James

Corporate Counsel
Dechert LLP
New York, NY

Corporate Headquarters
1450 Brickell Avenue
31st Floor
Miami, FL 33131

Transfer Agent
American Stock Transfer & Trust Company, LLC
New York, NY

Investor Relations Contact
1450 Brickell Avenue
31st Floor
Attention: Investor Relations
Miami, FL 33131
(305) 381-6999

Independent Registered Public Accounting Firm
Crowe LLP

New York, NY

Securities Listing
NASDAQ: WHF

Please visit our website at:
www.whitehorsefinance.com

WHITEHORSE FINANCE 24